                       PREFERRED STOCK PURCHASE AGREEMENT


          This Preferred Stock Purchase Agreement (this "Agreement") is made and entered into on November 10, 1994 by and between Citadel Holding Corporation, a Delaware corporation ("Citadel"), and Craig Corporation, a Delaware corporation ("Craig").

                                 R E C I T A L
                                 - - - - - - -

          A. Citadel desires to sell to Craig, and Craig desires to purchase from Citadel, newly-issued shares of preferred stock of Citadel that would be convertible into shares of Citadel's common stock, par value $.01 per share ("Common Stock").

          B. On October 21, 1994, Craig purchased 74,300 shares (the "Prior Shares") of Common Stock, for a price of $286,055 (the "Common Stock Purchase Price") pursuant to a Stock Purchase Agreement dated October 21, 1994 (the "Common Stock Agreement") between Citadel and Craig.

          NOW, THEREFORE, in consideration of the foregoing and the provisions set forth below, the parties hereto agree as follows:


                                  Article One

                         Agreement to Sell and Purchase

          1.1  Issuance and Sale of Stock.  On the terms and subject to the
               --------------------------
conditions set forth herein, concurrently with the execution and delivery of this Agreement by the parties, Citadel is issuing and selling to Craig, and Craig is purchasing from Citadel, 1,329,114 shares (the "Shares") of Citadel's 3% Cumulative Voting Convertible Preferred Stock, par value $.01 per share and stated value $3.95 per share, having the rights, preferences and privileges set forth on Exhibit A hereto (the "Preferred Stock"). It is the intent of the parties that Citadel issue the Shares to Craig and that Craig own the Shares on November 10, 1994, and Citadel shall take all steps necessary to cause Craig to become a preferred stockholder of record on this date.

          1.2  Purchase Price.  Craig is paying to Citadel a purchase price (the
               --------------
"Purchase Price") for the Shares equal to $3.95 per Share, or $5,250,000.30 in the aggregate. The Purchase Price is being paid by means of cancellation of $5,250,000.30 of the outstanding indebtedness under the Credit Agreement dated as of August 2, 1994 (the "Credit Agreement") among Citadel Realty, Inc., Citadel, and Craig. In consideration of the issuance of the Shares, Craig hereby releases and discharges Citadel from the obligation to pay, and forgives and cancels indebtedness of, $5,250,000.30 of the outstanding principal balance due under the Credit Agreement.

                                  Article Two

                              Registration Rights

     2.1  Definitions.
          -----------

          (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act") and the declaration or ordering of effectiveness of such registration statement by the Securities and Exchange Commission.

          (b) The term "Registrable Securities" refers to shares of Common Stock issuable upon conversion of the Shares, the Prior Shares (the shares of Common Stock issuable upon conversion of the Shares and the Prior Shares shall be referred to herein collectively as the "Common Shares") and any Common Stock of Citadel issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares or the Common Shares (which shall be deemed included in the term Common Shares), except that Common Shares shall cease to be Registrable Securities (i) when a registration statement with respect to the sale of such Common Shares has become effective under the Securities Act and the Common Shares have been disposed of in accordance with such registration statement; (ii) when such Common Shares may be sold to the public pursuant to paragraph (k) of Rule 144 under the Securities Act ("Rule 144") or any successor provision; (iii) when such Common Shares shall have been transferred (under Rule 144 or otherwise), new certificates for the Common Shares not bearing a legend restricting further transfer shall have been delivered by Citadel and subsequent disposition of the Common Shares does not require registration or qualification under the Securities Act or state law then in force in the opinion of legal counsel for Citadel; (iv) when such Common Shares cease to be beneficially owned by Craig or its affiliates (as defined in Rule 144), unless all Common Shares are transferred by Craig or its affiliates to a single acquiror, in which event, subject to the other provisions of this
Section 2.1(b) and the receipt by Citadel of such acquiror's written agreement to assume all of the obligations of Craig under this Article Two, such Common Shares shall remain Registrable Securities; (v) when such Common Shares cease to be outstanding; or (vi) on or after November 10, 1996 if and when all outstanding Common Shares represent less than 1% of all outstanding shares of Common Stock.

     2.2  Request for Registration.
          ------------------------

          (a) Subject to Sections 2.2(b) and (c), commencing on May 1, 1995, if Citadel shall receive a written request (specifying that it is being made pursuant to this Section 2.2) from Craig that Citadel file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of all Registrable Securities for sale in a firmly underwritten public offering, then Citadel shall use its best efforts to cause all Registrable Securities to be registered under the Securities Act.

          (b) Notwithstanding the foregoing, (i) Citadel shall not be obligated to effect a registration pursuant to this Section 2.2 during the period starting with the date 60 days prior to Citadel's estimated date of filing of, and ending on a date six months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of Citadel, provided that Citadel is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that Citadel's estimate of the date of filing such registration statement is made in good faith; and

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

(ii) if Citadel shall furnish to Craig a certificate signed by the President of Citadel stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Citadel or its shareholders for a registration statement to be filed in the near future, then Citadel's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six months; provided, however, that Citadel shall furnish such a certificate to Craig only once in any one-year time period.

          (c) Citadel shall be obligated to effect only two registrations pursuant to this Section 2.2.

     2.3  Company Registration.
          --------------------

          (a) Subject to Section 2.3(b), if at any time Citadel determines to register any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Securities, Citadel shall, each such time while Registrable Securities are outstanding, promptly give Craig written notice of such determination. Upon the written request of Craig given within 20 days after mailing of any such notice by Citadel, Citadel shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that Craig has requested be registered.

          (b) Citadel shall not be required under this Section 2.3 to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between Citadel and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by Citadel.

     2.4  Agreements and Conditions.
          -------------------------

          (a) It shall be a condition precedent to the obligations of Citadel to take any action pursuant to Article Two that Craig and its affiliates shall:

               (i) Furnish to Citadel such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as Citadel shall reasonably request and as shall be required to effect such registration;

               (ii) Execute and deliver customary underwriting agreements, including customary indemnification and contribution provisions; and

               (iii) Provide indemnification and contribution to Citadel and its affiliates, officers, directors and agents with respect to information supplied by Craig and its affiliates for inclusion in the registration.

          (b) In connection with any registration under this Article Two, Citadel shall:

               (i) Execute and deliver a customary underwriting agreement, including customary indemnification and contribution provisions;

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

               (ii) Qualify the Registrable Securities for sale under the "Blue Sky" laws of such states as Craig shall designate, provided that Citadel shall not be required to file a general consent to service of process;

               (iii) Provide indemnification and contribution to Craig and its affiliates, officers, directors and agents with respect to information supplied by Citadel and its affiliates for inclusion in the registration; and

               (iv) Provide Craig and its affiliates with such number of prospectuses included in such registration as Craig may reasonably request.

     2.5  Expenses of Registration.
          ------------------------

          (a) All expenses incurred by Citadel in connection with a registration pursuant to Article Two (excluding underwriters' discounts and commissions), including without limitation all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for Citadel, shall be borne by Citadel; provided, however, that Citadel shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn by Craig, unless Craig agrees to forfeit its right to a demand registration pursuant to Section 2.2.

          (b) In any registration under this Article Two, Craig and its affiliates shall bear the expense of their own counsel.

     2.5  Effect of this Article Two on the Common Stock Agreement.  This
          --------------------------------------------------------
Article Two replaces and supersedes Article Three of the Common Stock Agreement, and Article Three of the Common Stock Agreement is hereby terminated.


                                 Article Three

                         Representations and Warranties

     3.1  Mutual Representations and Warranties.  Each party hereby represents
          -------------------------------------
and warrants to the other as follows:

          (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and authorized to do business in the State of California.

          (b) It has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement is its valid and binding agreement, enforceable against it in accordance with its terms.

          (c) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, result in a breach of any of the terms or provisions of, constitute a default (or any event that, with the giving of notice or the passage of time or both would constitute a default) under, accelerate any obligations under, or conflict with, (i) any agreement, indenture or other instrument to which it is party or by which it or its properties are bound, (ii) any judgment, decree, order or award of any court,

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

governmental body or arbitrator to which it is subject, or (iii) any law, rule or regulation applicable to it.

     3.2  Representations and Warranties of Citadel.  Citadel hereby
          -----------------------------------------
represents and warrants to Craig as follows:

          (a) Upon the issuance of the Shares and payment therefor in accordance with the terms of this Agreement, the Shares will be duly and validly authorized and issued, fully paid and nonassessable, and Craig will own the Shares free and clear of any liens, encumbrances, pledges, security interests or other restrictions, other than those imposed by applicable law or by the terms of this Agreement.

          (b) The Shares have the rights, preferences and privileges set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation").

     3.3  Representations and Warranties of Craig.  Craig hereby represents
          ---------------------------------------
and warrants to Citadel as follows:

          (a) Craig understands and acknowledges that the Shares are being issued without registration or qualification under federal or state securities laws pursuant to private placement exemptions thereunder. Craig is acquiring the Shares for investment, for its own beneficial account, without a view to the distribution or sale thereof and without any present or foreseeable economic need to consider disposition of such Shares.

          (b) Craig is an "accredited investor" within the meaning of Regulation D promulgated by the SEC under the Securities Act.


                                  Article Four

                                Other Agreements

     4.1  Credit Agreement.  The parties agree that no further borrowings
          ----------------
shall be made under the Credit Agreement. Citadel and Craig shall, at the request either party, execute an appropriate amendment to the Credit Agreement to reduce the outstanding principal amount of indebtedness thereunder and to limit the credit available thereunder as contemplated herein.

     4.2  Right of Rescission.  If a court of competent jurisdiction issues
          -------------------
any ruling, judgment, injunction, decree or order (a "Judicial Determination") that prohibits Craig from voting the Shares or Common Shares at any meeting of Citadel stockholders or pursuant to any written consent of Citadel stockholders, in which vote or consent the Shares would otherwise be entitled to participate under the terms of the Certificate of Designation, or invalidates any such vote or consent of such Shares, then Craig shall have the right to rescind the transactions contemplated by this Agreement, exercisable by delivery of written notice of such exercise, accompanied by certificates evidencing all of the Shares and Common Shares (other than the Prior Shares), to Citadel within 30 days of the date of the Judicial Determination. Upon such deliveries, (i) all outstanding Shares and Common Shares (other than the Prior Shares) shall be canceled, (ii) the Credit Agreement, the indebtedness canceled thereunder pursuant to Section 1.2, and the interest that would have accrued on such canceled

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

indebtedness if such indebtedness had not been canceled shall be reinstated on their original terms, and (iii) this Agreement shall terminate in all respects. None of the foregoing actions shall be deemed to have occurred or be effective unless all have occurred and are effective.

     4.3  Citadel Rights Offering.  If Citadel determines to undertake a
          -----------------------
rights offering of Common Stock to its stockholders that closes on or before October 31, 1995, and if the exercise price to purchase shares of Common Stock therein shall be between 75% and 90% of the then-prevailing market price for Common Stock, Craig agrees to exercise the rights it receives in not less than the same proportion as all other rights are exercised, and payment for such exercise may be made in the form of cancellation of indebtedness, if any, owed by Citadel to Craig (including, without limitation, under the Credit Agreement). The parties agree that any such rights issued by Citadel shall be listed on the American Stock Exchange (if the Common Stock is so listed) and transferable.

     4.4  Stock Legend.  All certificates evidencing any of the Shares or
          ------------
any shares of Common Stock issuable upon conversion thereof shall bear a legend to the effect that such shares have been issued without registration or qualification under the Securities Act or state securities laws and that such shares will be restricted from further transfer unless transfers are made in compliance therewith or pursuant to exemptions thereunder.

     4.5  Further Assurances.  Each party hereto shall execute and deliver
          ------------------
such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.


                                  Article Five

                                 Miscellaneous

     5.1  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (with subsequent letter confirmation by mail) or two days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:


If to Craig:            Craig Corporation
                        116 N. Robertson Blvd.
                        Los Angeles, California  90048
                        Telecopy:  (310) 659-9120
                        Attention:  President

If to Citadel:          Citadel Holding Corporation
                        700 N. Central Ave.
                        Glendale, California 91203
                        Telecopy:  (818) 551-7456
                        Attention:  President

     5.2  Assignability and Parties in Interest.  This Agreement shall not
          -------------------------------------
be assignable by either of the parties, except that (a) affiliates of Craig may participate in registrations as contemplated by Article Two and (b) the rights of Craig under Article Two may be assigned to one acquiror of all Shares and Common Shares in a private purchase from Craig and its affiliates if and when such acquiror delivers to Citadel such acquiror's written agreement to assume all of the obligations of Craig under Article Two. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     5.3  Governing Law.  This Agreement shall be governed by, and
          -------------
construed and enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of California.

     5.4  Counterparts.  This Agreement may be executed in several
          ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     5.5  Complete Agreement.  This Agreement contains the entire agreement
          ------------------
between the parties with respect to the subject matter hereof and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

     5.6  Modifications, Amendments and Waivers.  This Agreement may be
          -------------------------------------
modified, amended or otherwise supplemented only by a writing signed by both of the parties. No waiver of any right or power hereunder shall be deemed effective unless and until a writing waiving such right or power is executed by the party waiving such right or power.

     5.7  Attorneys' Fees and Costs.  Should any party institute any
          -------------------------
arbitration, action, suit or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in connection therewith.

     5.8  Contract Interpretation; Construction of Agreement.
          --------------------------------------------------

          (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Article, section, party and recital references are to this Agreement unless otherwise stated.

          (b) Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                              CRAIG CORPORATION


                              By:
                                 ------------------------
                              Title:
                                    ---------------------


                              CITADEL HOLDING CORPORATION


                              By:
                                 ------------------------
                              Title:
                                    ---------------------

Accepted and Agreed To:

CITADEL REALTY, INC.


By:
   -------------------------
Title:
      ----------------------

LC943130.073/1+

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